UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2003

CRAY INC.
(Exact name of registrant as specified in its charter)

Washington	0-26820	93-0962605
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

411 First Avenue South, Suite 600
Seattle, WA 98104-2860
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(206) 701-2000
Registrant’s facsimile number, including area code:	(206) 701-2500

None
(Former name or former address, if changed since last report)

Item 5.  Other Events.

          On October 30, 2003, we issued a press release with respect to third-quarter and the first nine-months 2003 financial results.

          A copy of our October 30, 2003, press release is attached.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

           99     Press Release dated October 30, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CRAY INC.

	By:	/s/ Kenneth W. Johnson

Kenneth W. Johnson

October 30, 2003

EXHIBIT INDEX

Exhibit
Number	Description of Documents

99	Press Release dated October 30, 2003

3